                            SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                              1934 (Amendment No. )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:



/ /     Preliminary Proxy Statement

/X/     Definitive Proxy Statement

/ /     Definitive Additional Materials

/ /     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             ALOETTE COSMETICS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

            ---------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

/X/     $125 per Exchange Act Rules -011(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

        2)  Aggregate number of securities to which transaction applies:
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

        1 Set forth the amount on which the filing fee is calculated and state how it was determined.

        4) Proposed maximum aggregate value of transaction:
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

        2)  Form, Schedule or Registration Statement No.:
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

        3)  Filing Party:
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

        4)  Date Filed:
        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                              April 30, 1996

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of the Shareholders of Aloette Cosmetics, Inc., (the "Company") to be held at the Company's Corporate Headquarters, 1301 Wright's Lane East, West Chester, Pennsylvania on Tuesday, May 28, 1996 at 10:00 a.m. (Eastern Time). Official notice of the meeting and the Proxy Statement of the Company pertaining to such meeting accompany this letter.

         At the meeting, shareholders of the Company will be asked: (i) to elect two (2) directors; and (ii) to ratify the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent auditors for the 1996 fiscal year.

         The 1995 Annual Report to Shareholders is enclosed.

                                         Very truly yours,

                                         /s/ Patricia J. Defibaugh
                                         ------------------------------
                                         PATRICIA J. DEFIBAUGH
                                         Chairman of the Board and
                                         Chief Executive Officer

                             ALOETTE COSMETICS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 28, 1996

To the Shareholders of Aloette Cosmetics, Inc.:

         Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Shareholders of Aloette Cosmetics, Inc. (the "Company") will be held on Tuesday, May 28, 1996 at 10:00 a.m., (Eastern Time) at the Company's Corporate Headquarters, 1301 Wright's Lane East, West Chester, Pennsylvania. At the Annual Meeting, shareholders will be asked to vote on the following proposals:

         (1) The election of two (2) directors;

         (2) The ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the 1996 fiscal year.

         The Board of Directors has fixed the close of business on April 19, 1996 as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

         Whether or not you plan to attend the Annual Meeting, all shareholders are requested to mark, date, sign, and mail the enclosed proxy in the envelope supplied as soon as possible. At any time prior to being voted, proxies are revocable by written notice to the Company in accordance with instructions set forth in the enclosed Proxy Statement or by voting at the Annual Meeting in person. If you attend the Annual Meeting, you may withdraw your proxy before it is voted and then vote your shares in person.

                                          By Order of the Board of Directors,

                                          /s/ Jean M. Lewis
                                          ------------------------------------
April 30, 1996                            Jean M. Lewis
                                          Assistant Secretary

                             ALOETTE COSMETICS, INC.
                             1301 Wright's Lane East
                        West Chester, Pennsylvania 19380
                                 (610) 692-0600

                                                                  April 30, 1996

                                 PROXY STATEMENT

         This Proxy Statement is being furnished to holders of the Common Stock, no par value (the "Common Stock"), of Aloette Cosmetics, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Shareholders to be held on Tuesday, May 28, 1996 at 10:00 a.m. (Eastern Time) at the Company's Corporate Headquarters, 1301 Wright's Lane East, West Chester, Pennsylvania and at any and all adjournments thereof (such Annual Meeting and adjournments (if any) are hereinafter referred to as the "Annual Meeting").

         As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to in the Notice of Annual Meeting of Shareholders attached hereto. As to other business, if any, that may properly come before the Annual Meeting, the proxy in the enclosed form will be voted in accordance with the judgment of the person or persons voting the proxy, unless otherwise directed by the Board of Directors.

         The Company will bear the cost of the solicitation of proxies from holders of the Common Stock. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram or otherwise by the directors, officers, employees and agents of the Company. Arrangements will also be made with banks and other institutions serving as custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to the beneficial owners of the Common Stock held of record by such persons.

         These proxy materials are first being mailed to holders of the Common Stock on or about the date hereof.

Date, Time and Place of Meeting

         The Annual Meeting will be held on Tuesday, May 28, 1996 at 10:00 a.m. (Eastern Time), at Aloette Cosmetics, Inc., 1301 Wright's Lane East, West Chester, Pennsylvania.

Outstanding Securities, Quorum, Voting Rights and Record Date

         The close of business on April 19, 1996 has been fixed as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, the Company had outstanding 2,157,253 shares of Common Stock and approximately 975 shareholders of record. Holders of the Common Stock are entitled to one vote for each share of Common Stock held of record on the record date with respect to each matter to be voted on at the Annual Meeting.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting.

Solicitation of Proxies

         Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of the Company.

Voting and Revocability of Proxies

         Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated on such proxies, such shares will be voted in favor of all of the proposals described herein.

         It is not anticipated that any matters will be presented at the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting. In the event that any other matters are properly presented at the Annual Meeting, proxies will be voted at the discretion of the proxy holders as to such matters, unless otherwise directed by the Board of Directors.

         A holder of shares of the Common Stock who executes and returns a proxy has the power to revoke it at any time before it is exercised by delivering to Ms. Jean M. Lewis, Assistant Secretary of the Company, at the offices of the Company at the address indicated above, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                       BENEFICIAL OWNERSHIP OF SECURITIES

         On April 19, 1996, there were outstanding and entitled to vote 2,157,253 shares of Common Stock. The following table sets forth information concerning, as of April 19, 1996, the number of shares beneficially owned by each director owning shares, each executive officer named in the "Summary Compensation Table" set forth in this Proxy Statement, and officers and directors as a group, and the percentage of outstanding shares of Common Stock (based on a total of 2,157,253 shares outstanding as of April 19, 1996) so owned, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Rule 13d-3"). The address for each such person named below is 1301 Wright's Lane East, West Chester, Pennsylvania 19380.

    Name of                          Number of Shares            Percent of
Beneficial Owner                      Owned (1)(2)                  Class
- ----------------                     ----------------            ----------
Patricia J. Defibaugh                   788,121 (3)                35.9%
Arlene Goldwater                         77,767                     3.6%
Robert B. Throm                          35,588 (4)                 1.6%
John E. Defibaugh                        25,000                     1.2%
Mark J. DeNino                               -                       -
William J. Albertus, Sr.                     -                       -
Jean M. Lewis                            47,714 (5)                 2.2%
                                         ------

All officers and directors
 as a group (7 persons)                 974,190                    43.5%
                                        =======

- --------------

(1) Unless otherwise indicated, each Director and executive officer has sole voting and investment power with respect to the shares indicated as beneficially owned by such Director or executive officers.

(2)      All percentages are rounded to the nearest tenth of a percent.

(3) Includes 37,501 options, which are immediately exercisable, and 3,138 shares of Common Stock granted pursuant to, and vested under the Company's Employee Stock Ownership Plan.

(4) Includes 5,000 immediately exercisable Warrants issued pursuant to the Company's Directors' Warrant Plan.

(5) Includes 37,501 options, which are immediately exercisable, and 9,013 shares of Common Stock granted pursuant to, and vested under, the Company's Employee Stock Ownership Plan.

         The following table sets forth information concerning, as of April 19, 1996, each person other than Patricia J. Defibaugh whose beneficial ownership is noted above, known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock as determined in accordance with Rule 13d-3. Certain of the information set forth below is derived, without independent investigation on the part of the Company, from filings made by such beneficial owners pursuant to Rule 13d-3.

Name and Business Address of Beneficial Owner            Number of Shares Owned              Percent of Class
- ---------------------------------------------            ----------------------              ----------------
Dimensional Fund Advisors, Inc.                                  113,900                           5.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

The Board of Directors

         The bylaws of the Company provide for a Board of Directors that is divided into three classes of directors designated Class I, Class II and Class III, respectively, with each class being as equal in number as possible. Directors in Class I are standing for election at the Annual Meeting. The current term of office of directors in Class I, if elected, will expire at the 1999 Annual Meeting of Stockholders, that of the directors in Class II will expire at the 1997 Annual Meeting, and that of the directors in Class III will expire at the 1998 Annual Meeting. Directors in each class have three-year terms. The Company's bylaws provide that the Board of Directors shall consist of between four and twelve members. Currently, the membership of the Board of Directors is six members.

         Each of the two persons named in the table below has been nominated by the Board of Directors. Each nominee shall hold office for a three year term and until their respective successors are elected and qualified. Each of the nominees has informed the Company that he or she is willing to serve as a Director. In the event that any nominee should decline to serve or be unable to serve, the persons named as proxies may vote for the election of such other person or persons as may be recommended by the Board of Directors.

                 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

         Set forth below, with respect to each nominee for Director, is the name, age, the time period, if any, during which he or she has served as a Director of the Company and his or her principal occupation or employment and business affiliations at present and during the past five years. Each nominee has consented to be named as a nominee for Director and has agreed to serve if elected.

                                    Principal Occupations                                               Director
Name                       Age        For Past Five Years                               Class             Since
- ----                       ---      ---------------------                              -------          --------
Arlene Goldwater           44       Vice President of the Company                          I              1986
                                    since March, 1986; President of
                                    Aloette Cosmetics of Canada Inc., a
                                    subsidiary of the Company, since September,
                                    1982.

John E. Defibaugh          62       Consultant to the Company since                       I               1995/
                                    November 1995; President of the                                       1978-1991
                                    Company from 1985 to 1991; Chief Operating
                                    Officer of the Company from 1986 to 1991;
                                    Secretary of the Company from 1986 to 1991;
                                    Secretary-Treasurer of the Company from 1978
                                    to 1986.

                              CONTINUING DIRECTORS

         Set forth below, with respect to each continuing director, is the name, age, the time period, if any, during which he or she has served as a Director of the Company and his or her principal occupation or employment and business affiliations at present and during the past five years.

                                    Principal Occupations                                               Director
Name                       Age        For Past Five Years                               Class             Since
- ----                       ---      ---------------------                              -------          --------

Patricia J. Defibaugh      49       Chairman of the Board of the                          III             1978
                                    Company since May, 1978;
                                    President and Chief Operating
                                    Officer of the Company since
                                    February, 1995; Chief Executive
                                    Officer of the Company since
                                    January, 1986; Treasurer of the Company
                                    since March, 1986; Secretary of the
                                    Company since April, 1991.

Mark J. DeNino             42       Managing Director, Technology                         III             1995
                                    Leaders Management, Inc.
                                    (venture capital management)
                                    Wayne, Pennsylvania, since
                                    October, 1994; Director,
                                    Integrated Systems Consulting,
                                    Inc., since 1995; Director, CRW
                                    Financial, Inc., since 1995;
                                    President, Crossroads Capital,
                                    Inc. (investment banking),
                                    Wayne, Pennsylvania,
                                    from 1991 to 1994.

William J. Albertus, Sr.   63       President, CBA Steel Corp.                            II              1995
                                    (steel sales)
                                    Pennsylvania, since 1985.

Robert B. Throm            63       Vice President of the Company                         II              1985
                                    from January, 1982, to March,
                                    1990.

Quorum and Voting Requirements

         A quorum for the purpose of acting on this Proposal, requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Company.

         The affirmative vote of the holders of a majority of the Company's shares present in person or by proxy at the Annual Meeting is required for the adoption of this Proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT EACH OF THE NOMINEES BE ELECTED AS A DIRECTOR.

The Board of Directors and its Committees

         The Board of Directors met 12 times in 1995. No Director attended fewer than seventy-five percent of the aggregate number of all meetings of the Board and its committees on which each Director served in 1995.

         Set forth below is information concerning certain committees of the Company's Board of Directors:

         The Audit Committee. The Audit Committee provides general oversight in financial reporting and the adequacy of the Company's internal controls. The Audit Committee also selects, subject to ratification by shareholders, the Company's independent public accountants. The committee met 2 times during 1995. Members of the committee are presently Messrs. Defibaugh, DeNino and Albertus.

         The Executive Committee. The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the management of the Company between board meetings unless otherwise provided by the Company's bylaws. In cooperation with the officers of the Company, the committee also makes recommendations to the Board of Directors with reference to general matters pertaining to personnel and compensation of non-officer employees. The committee meets from time to time on an informal basis. Members of the committee are presently Ms. Defibaugh, Mr. Defibaugh and Mr. DeNino.

         The Compensation Committee. The Compensation Committee reviews and approves the remuneration of officers and approves remuneration and benefit plans including bonus, incentive stock option, ESOP and Profit Sharing/401(k) plans. The committee met 1 time in 1995. Members of the committee are presently Messrs. Defibaugh, DeNino, and Throm.

         The Nominating Committee. The Nominating Committee reviews candidates and recommends to the Board of Directors nominees for membership on the Board of Directors. The committee met one time in 1996. Members of the committee are presently Ms. Defibaugh and Ms. Goldwater.

Remuneration of Directors

         For the 1995 fiscal year, members of the Board of Directors of the Company who were not also officers or employees of the Company received an annual fee of $7,500. In lieu of the payment of cash fees for individual meetings, the Company granted 1,000 warrants subject to vesting to purchase Common Stock to each outside director, in accordance with the Company's Amended and Restated Directors' Stock Warrant Plan. Mr. DeNino received 24,000 stock options in 1995 which will vest in three equal installments at the end of each year of service on the executive committee. Members of the Board of Directors who are officers of the Company receive no additional remuneration beyond their salaries as officers for serving as directors. Corporate officers are elected by the Board of Directors and serve at the discretion of the Board.

                               EXECUTIVE OFFICERS

         In addition to Ms. Defibaugh and Ms. Goldwater, Jean M. Lewis, Vice President of Finance is an executive officer of the Company. Ms. Lewis, age 34, joined the Company in April, 1986 as Corporate Controller and became Vice President of Finance in August, 1989. Ms. Lewis is a Certified Public Accountant.

Remuneration of Executive Officers

         The following table sets forth the compensation paid by the Company for services rendered in all capacities to the Company and its subsidiaries during 1995 to Ms. Defibaugh, the Chief Executive Officer of the Company. No other executive officer's compensation exceeded $100,000 in 1995.

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation              Long Term Compensation
                                      -------------------------------      ---------------------------
                    (a)                (b)         (c)           (d)             (f)             (g)             (i)
             Name & Principal         Year       Salary         Bonus        Restricted       Options/        All other
                 Position                          ($)           ($)       Stock Awards(s)    SARs (#)      Compensation
                                                                                 ($)                             ($)
             ----------------         ----       ------         -----      ---------------    --------      ------------

Patricia J. Defibaugh                 1995      $226,800           0                 0              0         $8,464 (1)
Chairman of the Board and Chief       1994       225,000           0                 0        150,000          3,929 (1)
Executive Officer                     1993       226,408           0                 0              0         11,361 (1)

- -------------------------------------

(1) Represents the Company's contributions to its Profit Sharing/401(k) Plan for the benefit of Ms. Defibaugh.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                             (b)
                                                      Number of Securities
                                              Underlying Unexercised Option/SARS
                 (a)                                     at FY-End (#)
                Name                               Exercisable/Unexercisable

        Patricia J. Defibaugh                                     150,000
                                                           37,501/112,499

Report on Repricing of Options

         In the past, certain officers of the Corporation had been periodically granted options under the Corporation's Stock Option Plan at varying exercise prices. The exercise prices for certain of such options currently exceed the fair market value of the Corporation's Common Stock. The stated purpose of the Corporation's Stock Option Plan is to compensate executive officers for their individual efforts on behalf of the Corporation by tying a portion of such executive officer's compensation to the performance of the Corporation's common stock. The Compensation Committee believes, however, that in certain circumstances where the exercise price of such stock options granted to an executive officer exceeds the market price of the Common Stock, an adjustment in the exercise price may be required in order to accomplish the purposes of the stock option plan and to fairly compensate such executive officers. After a review of all the relevant factors, the Compensation Committee determined in October 1995 that 25,000 options previously granted to Ms. Lewis with an exercise price of $7.75 per share, should be repriced at an exercise price of $3.375 per share but that no additional options would be granted to Ms. Lewis in 1995.

Employment Agreements and Arrangements

Patricia J. Defibaugh

         The Company has an employment agreement with Ms. Defibaugh with a five-year term expiring on March 31, 1998. Under this agreement, Ms. Defibaugh is to receive a base salary of $225,000 per annum, subject to annual adjustment in the discretion of the Compensation Committee of the Board of Directors, a discretionary bonus, and incentive compensation equal to 2.5% of the increase, if any, in the Company's pre-tax income for each fiscal year during the term of the agreement. In addition, Ms. Defibaugh is to receive an automobile stipend and the Company is to provide her with disability insurance. In the event of termination (other than for cause) not involving a "change of control" of the Company (as defined in the contract), Ms. Defibaugh will be entitled to receive a severance payment equal to her then current year base salary. She will also be subject to a two-year restrictive covenant.

         The employment agreement provides Ms. Defibaugh with severance arrangements which will be payable in the event of a significant change in the beneficial ownership of the Company's Common Stock or a significant change in the composition of the Company's Board of Directors or the adoption of a plan of the liquidation of the Company (a "change in control") not approved by the Board of Directors of the Company as then constituted, and the subsequent termination or resignation of Ms. Defibaugh. Such severance arrangements provide for a lump sum cash payment equal to Ms. Defibaugh's then current year annual salary, including incentive compensation as described above for the last completed fiscal year prior to termination or resignation, multiplied by a factor of three, as well as full benefits provided under her agreement for a period of three years (or the cash payment value thereof) after the date of such termination or resignation. If a change in control were to occur on the date hereof, Ms. Defibaugh will be entitled to receive approximately $700,000.

Arlene Goldwater

         Upon expiration of a five-year employment agreement in January, 1991, Ms. Goldwater's employment has continued on a month-to-month basis under terms substantially similar to those provided for in her prior agreement. She is entitled to receive an amount equal to one-quarter of one percent of the aggregate worldwide retail sales of the Company's products. She is also entitled to a monthly automobile allowance and a term life insurance policy paid for by the Company. In addition, Ms. Goldwater is entitled to receive $7,500 per annum and certain disability benefits. Ms. Goldwater is also entitled to receive severance pay equal to six months of her then monthly salary draw and shall be subject to a five-year restrictive covenant upon termination of her employment.

Certain Transactions

         John E. Defibaugh, the husband of the Chairman of the Board and co-founder of the Company and a director nominee, had resigned as an officer and director of the Company effective April 22, 1991. In November 1995, Mr. Defibaugh entered into a one year consulting agreement with the Company.

         On April 26, 1991, the Company consummated the repurchase of 777,881 shares of the Company's Common Stock owned by Mr. Defibaugh, at a price per share of $10.8458, for aggregate consideration of $8,436,741.75. Of the purchase price, $3,000,000 of such amount was paid upon consummation with the balance to be paid over a ten year period. No payments were made in 1995. The Company and Mr. Defibaugh are currently renegotiating the payment terms.

         In February, 1992, the Company entered into a franchise and license agreement with a limited liability company of the Federal Republic of Germany, Alover Cosmetics GmbH ("Alover") for the exclusive right to use the tradename, trademarks and marketing and product know-how of the Company in certain eastern European countries. Mr. Defibaugh beneficially owns fifty percent of the shares of outstanding stock of Alover.

                                   PROPOSAL II

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Independent Auditors

         The Board of Directors of the Company has appointed Coopers & Lybrand L.L.P. as its independent auditors for the fiscal year ending December 31, 1996, and have further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

         The Company has been advised by Coopers & Lybrand L.L.P. that neither such firm nor any of its associates, has any present relationship with the Company, other than the usual relationship that exists between independent auditors and clients. Coopers & Lybrand L.L.P. will have a representative at the meeting who will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

Quorum and Voting Requirements

         A quorum for the purpose of acting on this Proposal, requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Company.

         The affirmative vote of the holders of a majority of the Company's shares present in person or by proxy at the Annual Meeting is required for the adoption of this Proposal.

Recommendation

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

    NOMINATIONS FOR DIRECTORS AND OTHER PROPOSALS FOR THE 1996 ANNUAL MEETING

         Nominations for election to the Board of Directors and other proposals for the Annual Meeting may only be made in writing by a shareholder entitled to vote at the Meeting. Such nominations must be addressed to the Secretary, Aloette Cosmetics, Inc., 1301 Wright's Lane East, West Chester, Pennsylvania, 19380. Nominations and other proposals must have been received by the Assistant Secretary within a reasonable period of time prior to the Annual Meeting and, in the case of nominees, must be accompanied by the written consent of the nominee. Nominations should also have been accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Securities Exchange Act of 1934, as amended.

                      SHAREHOLDER PROPOSALS AND NOMINATIONS
                    FOR DIRECTORS FOR THE 1997 ANNUAL MEETING

         Any shareholder who intends to present a proposal for consideration at the Company's 1997 Annual Meeting of Shareholders must, on or before January 2, 1997, submit his proposal to the Company and notify the Company that he intends to appear personally at the 1997 Annual Meeting to present his proposal, in order to have the Company consider the inclusion of such proposal in the Company's Proxy Statement and form of proxy relating to the 1997 Annual Meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for information concerning the content and form of such proposal and the manner in which such proposal must be made.

         Nominations for election to the Board of Directors in 1997 may be made only in writing by a shareholder entitled to vote at the 1996 Annual Meeting of Shareholders and must be addressed to the Secretary, Aloette Cosmetics, Inc., 1301 Wright's Lane East, West Chester, Pennsylvania 19380. Nominations must be received by the Secretary on or before January 2, 1997, and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described above in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies hereby solicited will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies, unless otherwise directed by the Board of Directors.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation. If there are not sufficient votes for approval of any of the matters to be acted upon the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies.

                                           By Order of the Board of Directors,

                                           /s/ Jean M. Lewis
                                           ------------------------------------

                                           Jean M. Lewis
                                           Assistant Secretary

West Chester, Pennsylvania
April 30, 1996

                     ---------------------------------------

         The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1995 accompanies this Proxy Statement. The Annual Report does not constitute proxy solicitation material.

                     ---------------------------------------

PROXY                                                                  PROXY

                            ALOETTE COSMETICS, INC.

          This Proxy is Solicited by the Company's Board of Directors

      The undersigned hereby appoints Johanne Toner and Janet V. Bizal, or either of them acting singly in the absence of the other, with full power of substitution, as Proxy or Proxies for the Undersigned to vote all of the Common Stock of the Company registered in the name of the Undersigned, at the Aloette Cosmetics, Inc. (the "Company") Annual Meeting of Shareholders of the Company to be held on May 28, 1996 at 10:00 a.m. (Eastern Time) at Aloette Cosmetics, Inc., 1301 Wright's Lane East, West Chester, Pennsylvania and any adjournments thereof (the "Annual Meeting"), and especially to vote upon the items of business specified below as more fully described in the Proxy Statement accompanying the Notice of Annual Meeting, receipt of which is hereby acknowledged, with power to vote as directed or, if there be no direction, and in matters in which no proposal has been made but which is business which properly may come before the Annual Meeting, with full discretion, except as may be otherwise directed by the Company's Board of Directors. In their discretion, on such other business as may properly be brought before the Annual Meeting, or any adjournment thereof.

                 PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

                            ALOETTE COSMETICS, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. X

[                                                                            ]

   THIS PROXY WILL BE VOTED AS ABOVE SPECIFIED. IF NO SPECIFICATION IS MADE,
                 THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                   FOR     WITHHOLD    FOR ALL(Except Nominee(s)
1. Election of Company Directors:  / /       / /         / /   Written Below)
   Nominees: Arlene Goldwater and
             John E. Defibaugh                                ------------------

                                                        FOR   WITHHOLD   ABSTAIN
2. Ratification of appointment of independent auditors. / /     / /        / /

                                        The Undersigned hereby revoke(s) any
                                        Proxy or Proxies heretofore given to
                                        vote or act with respect to such Common
                                        Stock at the Annual Meeting and hereby
                                        ratifies and confirms all action that
                                        said Proxy or Proxies, their
                                        substitutes, or any of them lawfully
                                        take by virtue hereof.

                                                Dated:
                                                      -------------------------

                                       Signature(s)
                                                   ----------------------------

                                       ----------------------------------------
                                        (Please sign exactly as your name
                                        appears at left. When signing as an
                                        executor, administrator, guardian,
                                        trustee or attorney, please give your
                                        title as such. If signer is a
                                        corporation, please sign the full
                                        corporate name and then an authorized
                                        officer should sign his name and and
                                        title below signature. If the shares
                                        are held in joint name, all owners
                                        should sign.)